          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                               August 3, 1998 MOU



                           Memorandum of Understanding

         concerning a research and Patent-Rights Transfer in the area of

                            CMOS-based Image Sensors

                                     between

                              Vision Sciences, Inc.
                             a Delaware corporation,
              Nine Strathmore Road, Natick, Massachusetts 01760 USA
                   (hereinafter referred as "Vision Sciences")

                                       and

                                Imagineering, Ltd

                    (hereinafter referred as "Imagineering")


                                     WHEREAS

Imagineering is in possession of certain innovations (hereinafter called the "innovations") that improve the performance of CMOS-based Image Sensors and are potentially patentable (as further described in Appendix A, and hereinafter referred as "the patents"), and


                                     WHEREAS

Imagineering declares, that it is in the capacity to cause [**] who has conceived the innovations (hereinafter referred as [**]), to perform the necessary research, which may potentially result in patent applications, and patent rights, and


                                     WHEREAS

Imagineering declares that although there is no guarantee, to its best knowledge the innovations do not infringe on existing patents, and

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                     WHEREAS

Imagineering is willing to cause [**] to assign the patents to Vision Sciences, under certain terms and conditions, and

                                     WHEREAS

Vision Sciences wishes to acquire from Imagineering the exclusive rights to the research performed in association with the patents, and

                                     WHEREAS

Vision Sciences wishes to purchase the exclusive rights to the patents, by causing [**] to issue in-writing detailed descriptions, which can be the basis for the patent filing, assign the patents to Vision Sciences, and to assist Vision Sciences in the process of having the patent rights assigned, and

                                     WHEREAS

Vision Sciences declares it is aware that there is no guarantee that some, or all of the innovations are patent-worthy or that the Patent Office will assign to it the patent rights, or that the patented innovations are implementable.

                                       NOW

Therefore in consideration of the promises and mutual covenants hereinafter contained, and after making all needed inquiries the parties hereto agree as follows:


1.       Preamble, Headings and Appendices

         1.1 The preamble to this Memorandum Of Understanding (hereinafter called MOU) and its appendices are an integral and inseparable part of this MOU.

         1.2 The descriptive headings of this MOU are inserted for convenience only and do not constitute a part of this agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


2.       Deliverables

         Imagineering will deliver and assign to Vision Sciences:

         2.1 Detailed and in-writing descriptions of each innovation listed in Appendix A, scheduled for delivery as stated in Appendix B, in a suitable form for the purpose of patent application write-up by a patent attorney.

         2.2 Technical information supportive of patent filing, such as references to articles, and patents defined as a prior art, and required by the Patent Office Examiner.

         2.3 All know-how, diagrams, models, technical articles, electronic schemes, notes, sketches, drawings, any documentation whether written, stored on a magnetic media, which is directly associated with the patents, and can support the patent application examination process, as well as the development, and the implementa tion of CMOS Image Sensors, based upon the patents.

3.       Other Services

         Imagineering will cause [**] to:

         3.1 perform in his best effort to turn the innovations into patent applications,

         3.2 help Vision Sciences to become an exclusive assignee of the patents,

         3.3      support the patent examining process, and

         3.4 serve Vision Sciences with guidance, and advise during the implementation of the innovations on CMOS Image Sensors,

         within a definite but limited period, to the MOU Period, as defined in section.

4.       Period

This MOU shall commence on the date hereof and shall continue until the first anniversary hereof (such period, as it may extended, being referred to as the " MOU Period", unless sooner terminated in accordance with the provisions of section 6). Vision Sciences and Imagineering intend to continue working together for a period of five years, and shall negotiate the terms of this MOU and extensions to the MOU Period from time to time, following the first anniversary hereof.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


5.       Compensation

         5.1 Deliverables and Service Fees: Vision Sciences shall pay Imagineering for the deliverables, and the services fees of U.S.[**] per month, on the last day of each month, and for the entire MOU Period. Service for any partial month shall be prorated. The payment will be wired to a bank branch, as specified by Imagineering.

         5.2 Reimbursement of Expenses: Vision Sciences shall reimburse Imagineering for all reasonable and necessary expenses incurred or paid by Imagineering in connection with, or is related to, the performance of services by [**] under this agreement. Imagineering or [**] will submit to Vision Sciences itemized monthly statements, in a form satisfactory to Vision Sciences, of such expenses incurred in the previous month. Notwithstanding the foregoing, Imagineering or [**] shall not incur total expenses in excess of U.S. $ 500 per month without the prior written approval of Vision Sciences.

         5.3 Benefits: Neither Imagineering or [**] shall be entitled to any benefits, coverage, or privileges, including, without limitation, social security, unemployment, medical or pension payments, made available to employees of Vision Sciences.

6.       Patents and Patent Filing

         6.1 All the patents as listed in Appendix A, will be filed with [**] as named inventor and Vision Sciences as the named assignee.

         6.2 Patent search, and patent filing, patent attorney, application costs, and any other costs incurred on the way to patent assignment to Vision Sciences, by the Patent Office, will be the sole responsibility of Vision Sciences.

7.       Premature Termination

         The MOU Period may be terminated, prior to one year (hereinafter referred as "terminated MOU Period"), for the following reasons:

         7.1 Vision Sciences may have due to failure of Imagineering to perform its obligations with, or without reason, as listed in sections 2, and 3, and section 6, terminate the MOU upon 30 days' prior written notice to Imagineering.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         7.2 Notwithstanding the foregoing, Vision Sciences may terminate the MOU Period, effective immediately upon receipt of written notice, if Imagineering or [**] breaches or threatens to breach any provision in section 8.

         7.3 Imagineering may have due to failure of Vision Sciences to perform its obligations, as listed in section 5, and section 6, terminate the MOU upon 30 days' prior written notice to Vision Sciences.

         7.4 Notwithstanding the foregoing, Imagineering may terminate the MOU Period, effective immediately upon receipt of written notice, if Vision Sciences breaches or threatens to breach any provision in section 8.

                  In the event of premature termination as listed in sections 7.1, 7.2, 7.3, and 7.4, Imagineering will be entitled to payment for deliverables, and services performed and expenses paid or incurred prior to the effective date of termination, subject to the limitation on reimbursement of expenses set forth in section 5.2. Such payments shall constitute full settlement of any and all claims of Imagineering of every description against Vision Sciences. Vision Sciences will retain the rights to all the deliverables, and services rendered, as listed in sections 2, and 3, but limited to the terminated MOU Period. This will constitute the full settlement of any and all claims of every description against Imagineering.

8.       Proprietary Information

         8.1 Imagineering, [**] and Vision Sciences each acknowledges that their relationship is one of high trust and confidence, and that in the course of the MOU Period, and beyond, a party will have access to and contact with Proprietary Information of the other party. Both parties agree that, it or he will not during the MOU Period or at any time thereafter, disclose to others, or use for its or his benefit or the benefit of others, any Proprietary Information or Invention which belongs to the other party.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         8.2 For the purpose of this MOU, Proprietary Information shall mean, by way of illustration and not limited to, all information (whether or not patentable and whether or not copyrightable) owned, possessed, or used by other party, including but not limited to, any invention, formula, vendor information, customer information, apparatus, equipment, trade secret, process, research, report, technical data, know-how, computer program, software, software documentation, hardware design, technology, marketing, or business plan, forecast, unpublished financial statement, budget, license, price, cost, name of on associate, and an employee list that is communicated to, learned of, developed or otherwise acquired by each party or [**], in the course of interaction during the MOU Period.

         8.3 For the purpose of this MOU, [**] involvement, and his role in implementing this MOU, is considered Proprietary Information, unless specifically required for its implementation, or unless Vision Sciences is given an explicit, and in-writing consent, or is required by law to disclose [**] involvement hereunder.

         8.4 Imagineering and [**] obligations under sections 7.2, and 7.3, on one hand, and Vision Sciences on the other, shall not apply to any information of one party that (i) is or becomes known to the general public under circumstances involving no breach by the other party in terms of section 7.2, (ii) is generally disclosed to third parties by the party, without restriction on such third parties, or (iii) is approved for release by the party officer.

         8.5 Upon termination of this MOU or any other time upon request by one party, the other party shall promptly deliver to the requesting party, all records, files, memoranda, notes, designs, data, reports, drawings, plans, computer programs, software, software documentation, sketches, laboratory and research notebooks and other documents (and all copies or reproductions of such materials) which are the sole property of the other party, and relate to its business.

         8.6 Imagineering and [**] each represents that its or his retention as a consultant with Vision Sciences and its or his performance under the MOU does not, and shall not, breach any oral or written policy or agreement to which Imagineering or [**] is a party or subject including, without limitation any such policy or agreement that obligates it or him to keep in confidence any trade secrets or confidential or proprietary information of its or his or any other party or to refrain from competing, directly or indirectly with the business of any party. Neither Imagineering, nor [**] shall disclose to Vision Sciences any trade secrets or confidential or proprietary information of any other party.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         8.7 Imagineering and [**] each acknowledge that Vision Sciences from time to time may have agreements with other persons or with the government of the United States or other jurisdiction, or agencies thereof, that impose obligations or restrictions on Vision Sciences regarding invention made during the course of work under such agreements or regarding the confidential nature of such work. Imagineering and [**] each agrees to bound by all such obligations and restrictions that are known to it or him and to take all action necessary to discharge the obligations of Vision Sciences under such agreements.

         8.8 Independent Contractor Status: Imagineering and[**] shall perform all services under this MOU as "independent contractors" and not as employees or agents for Vision Sciences. Neither Imagineering nor [**] is authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, Vision Sciences or to bind Vision Sciences in any manner.

9.       MOU Validation

This MOU is valid if and only if, [**] commits formally, and in writing, to assist Imagineering in meeting its obligations towards Vision Sciences, as stated in this MOU. The provision for such in-writing commitment is attached as Appendix C to this MOU.

10.      Notices

All notices required or permitted under this MOU shall be in writing, and shall be deemed effective upon personal delivery or upon deposit in any country Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or such other address, or addresses as either party shall designate to other, in accordance with this section 10.

11.      Entire Agreement

This MOU constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral.

12.      Amendment

This MOU may be amended or modified only by a written instrument executed by both, Vision Sciences and Imagineering.

13.      Successors and Assigns

This MOU shall be binding upon, and inure to the benefit of, both parties and their respective successors and assigns, including without limitation any corporation with which, or into which Vision Sciences or Imagineering can be merged or which may succeed to its obligations, assets or business.

14.      Arbitration

In case of dispute between the parties agree to apply an arbitration mechanism to be conducted in the Commonwealth of Massachusetts. The arbiter must be acceptable on both parties. The parties agree that the outcome of the arbitration is irrevocable.

15.      Governing Law

This MOU is governed by the laws, and the jurisdiction of Commonwealth of Massachusetts.

16.      Invalid Provision Case

In the event that any provision of this MOU shall be invalid, illegal or otherwise unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired thereby.


IN WITNESS WHEREOF, the parties hereto have executed this MOU as of the day and year set forth below.



VISION SCIENCES, INC.                                         IMAGINEERING



By:      /s/Katsumi Oneda                            By      /s/Aviad Stark
   ----------------------------                           ----------------------
       Katsumi Oneda, President                           Aviad Stark, President



Date:   August 6, 1998                               Date:  August 3, 1998
      -------------------------                           ----------------------

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                           Appendix A: The Innovations

Under this MOU, the following innovations will be researched by [**] and eventually result with patent applications if the research concludes in success and if found non-infringing on publicly known patents.


Innovation                                Short Description
--------------------------------------------------------------------------------

  1
       [**]                                                       [**]

----- ---------------- ---------------------------------------------------------
  2
       [**]                                                        [**]


----- ---------------- ---------------------------------------------------------
  3
       [**]                                                        [**]


----- ---------------- ---------------------------------------------------------
  4
       [**]                                                        [**]


----- ---------------- ---------------------------------------------------------
  5
       [**]                                                        [**]


----- ---------------- ---------------------------------------------------------
  6
       [**]                                                        [**]


----- ---------------- ---------------------------------------------------------

                              Appendix B: Schedule

These Appendix lists the delivery dates to the patent attorney of the material required to prepare the patent filing. The Patent number corresponds to the Innovation number, as listed in Appendix A.



       Patent Number                   Date

--------------------------- --------------------------

             1

--------------------------- --------------------------
             2

--------------------------- --------------------------
             3

--------------------------- --------------------------
             4

--------------------------- --------------------------
             5

--------------------------- --------------------------
             6
--------------------------- --------------------------

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                           Appendix C: MOU Validation



I, [**] declare that I will act and perform whatever is expected on my part, to make Imagineering fulfill its obligations, in line with this MOU.




By:
    -------------------------------
                  [**]



Date:
     -------------------------------